Pension Plans And Other Post-Retirement Benefits (Schedule Of Effect Of One-Percentage-Point Change In Assumed Health Care Cost Trend Rates) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Pension Plans And Other Postretirement Benefits [Abstract]
Effect on the health-care component of the accrued other post-retirement benefit obligation, 1-Percentage- Point Increase	$ 3,691
Effect on the health-care component of the accrued other post-retirement benefit obligation, 1-Percentage- Point Decrease	(3,319)
Effect on aggregate service and interest cost components of net periodic post-retirement health-care benefit cost, 1-Percentage- Point Increase	254
Effect on aggregate service and interest cost components of net periodic post-retirement health-care benefit cost, 1-Percentage- Point Decrease	$ (233)